                                                                    EXHIBIT 28.1

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-DEC-96

Deal Reference                                               93-2A             93-2B              93-2C              93-2D
                                                         --------------    --------------     ---------------    --------------
Beginning Security Balance                               $66,591,471.96    $70,756,442.00     $132,867,612.30    $97,102,496.42
  Loans Repurchased                                                   -                 -                   -                 -
  Scheduled Principal Distribution                            64,523.40         67,401.68          140,330.52        495,938.96
  Additional Principal Distribution                           22,622.83          3,669.26           46,547.02         63,375.57
  Liquidations Distribution                                           -      1,326,060.80        1,285,237.65      1,667,338.68
  Accelerated Prepayments                                             -                 -                   -                 -
  Adjustments (Cash)                                                  -                 -                   -                 -
  Losses/Foreclosures                                                 -                 -                   -                 -
 Special Hazard Account                                               -                 -                   -                 -
                                                         --------------    --------------     ---------------    --------------
                              Ending Security Balance    $66,504,325.73    $69,359,310.26     $131,395,497.11    $94,875,843.21
                                                         ==============    ==============     ===============    ==============
Interest Distribution:
Due Certificate Holders                                  $   419,141.41    $   502,579.82     $    813,294.69    $   548,038.41
Compensating Interest                                                 -                 -            2,923.59          6,187.14
Fees:
  Trustee Fee (Tx. Com. Bk.)                                     749.15            884.40            1,660.85          1,213.78
  Pool Insurance Premium (PMI Mtg. Ins.)                              -                 -                   -                 -
  Pool Insurance (GE Mort. Ins.)                              16,115.14         20,307.10                   -         15,633.50
  Pool Insurance (United Guaranty Ins.)                               -                 -                   -                 -
  Backup for Pool Insurance (Fin. Sec. Assur.)                        -                 -                   -                 -
  Special Hazard Insurance (Comm. and Ind.)                    3,163.09          2,116.69                   -                 -
  Bond Manager Fee (Capstead)                                  1,054.36                 -            1,660.85          1,416.08
  Excess Compensating Interest (Capstead)                             -                 -                   -                 -
  Administrative Fee (Capstead)                                1,803.57              0.17            5,536.27          3,034.44
  Administrative Fee (Other)                                          -                 -                   -                 -
  Excess-Fees                                                         -                 -                   -                 -
  Special Hazard Insurance (Aetna Casualty)                           -                 -                   -                 -
                                                         --------------    --------------     ---------------    --------------
                                         Total Fees           22,885.31         23,308.36            8,857.97         21,297.80
  Servicing Fee                                               22,335.94         22,111.44           34,812.86         27,717.80
Interest on Accelerated Prepayments                                   -                 -                   -                 -
                                                         --------------    --------------     ---------------    --------------
                          Total Interest Distribution    $   464,362.66    $   547,999.62     $    859,889.11    $   603,241.15
                                                         ==============    ==============     ===============    ==============
Loan Count                                                          243               236                 470               371
Weighted Average Pass-Through Rate                          7.553064637          7.753238         7.371713234       6.849161294


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-DEC-96

Deal Reference                                            93-2E.A            93-2E.B             93-2F              93-2G
                                                        --------------     ---------------    --------------     ---------------
Beginning Security Balance                              $62,416,103.86     $153,187,591.92    $85,055,555.00     $189,752,720.43
  Loans Repurchased                                                  -                   -                 -                   -
  Scheduled Principal Distribution                          306,071.39          158,621.23         82,971.07          206,624.44
  Additional Principal Distribution                          30,292.14           41,123.16         18,284.57          149,269.13
  Liquidations Distribution                                 501,914.23          755,544.96      2,609,902.00          759,179.95
  Accelerated Prepayments                                            -                   -                 -                   -
  Adjustments (Cash)                                                 -                   -                 -                   -
  Losses/Foreclosures                                                -                   -                 -           72,487.72
 Special Hazard Account                                              -                   -                 -                   -
                                                        --------------     ---------------    --------------     ---------------
                             Ending Security Balance    $61,577,826.10     $152,232,302.57    $82,344,397.36     $188,565,159.19
                                                        ==============     ===============    ==============     ===============
Interest Distribution:
Due Certificate Holders                                    $349,404.19         $908,758.02       $588,529.80       $1,135,799.51
Compensating Interest                                            45.34            1,130.27                 -            1,914.25
Fees:
  Trustee Fee (Tx. Com. Bk.)                                    676.17            1,659.53          1,063.22            2,134.72
  Pool Insurance Premium (PMI Mtg. Ins.)                     13,731.54           33,701.27         24,410.96                   -
  Pool Insurance (GE Mort. Ins.)                                     -                   -                 -                   -
  Pool Insurance (United Guaranty Ins.)                              -                   -                 -                   -
  Backup for Pool Insurance (Fin. Sec. Assur.)                       -                   -                 -                   -
  Special Hazard Insurance (Comm. and Ind.)                          -                   -                 -                   -
  Bond Manager Fee (Capstead)                                   780.20            1,914.84          2,544.58            2,371.91
  Excess Compensating Interest (Capstead)                            -                   -                 -                   -
  Administrative Fee (Capstead)                               2,210.65            5,425.59             (0.02)           7,906.50
  Administrative Fee (Other)                                         -                   -                 -                   -
  Excess-Fees                                                        -                   -                 -                   -
  Special Hazard Insurance (Aetna Casualty)                          -                   -                 -                   -
                                                        --------------     ---------------    --------------     ---------------
                                        Total Fees           17,398.56           42,701.23         28,018.74           12,413.13

  Servicing Fee                                              17,842.21           40,945.56         26,967.23           47,864.54
Interest on Accelerated Prepayments                                  -                   -                 -                   -
                                                        --------------     ---------------    --------------     ---------------
                         Total Interest Distribution    $   384,690.30     $    993,535.08    $   643,515.77     $  1,197,991.43
                                                        ==============     ===============    ==============     ===============

Loan Count                                                         238                 512               289                 667

Weighted Average Pass-Through Rate                         6.718449408          7.12763961          7.527457         7.194924578

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-DEC-96

Deal Reference                                             93-2H.1           93-2H.2            93-2I             93-2I.1
                                                        --------------    --------------    --------------     --------------
Beginning Security Balance                              $75,790,945.45    $37,562,957.00    $49,645,737.72     $52,618,823.05
  Loans Repurchased                                                  -                 -                                    -
  Scheduled Principal Distribution                           69,309.93         37,917.67         48,616.85          46,334.54
  Additional Principal Distribution                           9,143.37          6,094.46          2,091.38          12,445.59
  Liquidations Distribution                               3,207,702.62        511,340.00        516,407.56       1,422,364.83
  Accelerated Prepayments                                            -                 -                 -                  -
  Adjustments (Cash)                                                 -                 -              1.38                  -
  Losses/Foreclosures                                                -                 -                 -                  -
 Special Hazard Account                                              -                 -                 -                  -
                                                        --------------    --------------    --------------     --------------
                             Ending Security Balance    $72,504,789.53    $37,007,604.87    $49,078,620.55     $51,137,678.09
                                                        ==============    ==============    ==============     ==============
Interest Distribution:
Due Certificate Holders                                 $   466,890.78    $   259,399.27    $   320,597.81     $   335,120.97
Compensating Interest                                                -                 -                                    -
Fees:
  Trustee Fee (Tx. Com. Bk.)                                    947.39            469.55            620.54             657.74
  Pool Insurance Premium (PMI Mtg. Ins.)                             -                 -                 -                  -
  Pool Insurance (GE Mort. Ins.)                             22,282.54         10,780.59         14,115.92          15,469.93
  Pool Insurance (United Guaranty Ins.)                              -                 -                 -                  -
  Backup for Pool Insurance (Fin. Sec. Assur.)                       -                 -                 -                  -
  Special Hazard Insurance (Comm. and Ind.)                          -                 -                 -                  -
  Bond Manager Fee (Capstead)                                        -                 -                 -                  -
  Excess Compensating Interest (Capstead)                    10,350.37                 -                 -           1,184.19
  Administrative Fee (Capstead)                               3,157.96            366.92            349.20           2,192.38
  Administrative Fee (Other)                                         -                 -                 -                  -
  Excess-Fees                                                        -                 -            (13.15)                 -
  Special Hazard Insurance (Aetna Casualty)                   1,964.25          1,123.77          1,485.19           1,363.71
                                                        --------------    --------------    --------------     --------------
                                        Total Fees           38,702.51         12,740.83         16,557.70          20,867.95
  Servicing Fee                                              23,684.67                           15,514.27          16,443.34
Interest on Accelerated Prepayments                                  -         12,421.75                 -                  -
                                                        --------------    --------------    --------------     --------------
                         Total Interest Distribution       $529,277.96       $284,561.85       $352,669.78        $372,432.26
                                                        ==============    ==============    ==============     ==============

Loan Count                                                         267               123               188                203

Weighted Average Pass-Through Rate                         7.392293798          7.422356          7.692205        7.642610395

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-DEC-96

Deal Reference                                              93-2I.2            1995-A             1996-A             1996-B
                                                         --------------    ---------------     --------------    ---------------
Beginning Security Balance                               $57,646,768.29    $121,813,248.27     $85,578,792.97    $180,753,285.28
  Loans Repurchased                                                   -                  -                  -                  -
  Scheduled Principal Distribution                            49,707.55          99,357.64          77,223.53         160,402.19
  Additional Principal Distribution                            2,352.02         126,529.34          17,418.31          30,297.52
  Liquidations Distribution                                  556,236.60       4,436,927.00       2,712,471.92       1,593,090.68
  Accelerated Prepayments                                             -                  -                  -                  -
  Adjustments (Cash)                                                  -                  -                  -                  -
  Losses/Foreclosures                                                 -                  -                  -                  -
 Special Hazard Account                                               -                  -                  -                  -
                                                         --------------    ---------------     --------------    ---------------
                             Ending Security Balance     $57,038,472.12    $117,150,434.29     $82,771,679.21    $178,969,494.89
                                                         ==============    ===============     ==============    ===============
Interest Distribution:
Due Certificate Holders                                  $   366,591.58    $    753,562.36     $   531,024.61    $  1,128,631.92
Compensating Interest                                                 -                  -                  -                  -
Fees:
  Trustee Fee (Tx. Com. Bk.)                                     720.58           1,015.11           1,069.73           2,259.42
  Pool Insurance Premium (PMI Mtg. Ins.)                      16,635.90                  -                  -          48,848.57
  Pool Insurance (GE Mort. Ins.)                                      -          45,679.97          24,646.70                  -
  Pool Insurance (United Guaranty Ins.)                               -                  -                  -                  -
  Backup for Pool Insurance (Fin. Sec. Assur.)                 2,651.74                  -                  -           4,182.78
  Special Hazard Insurance (Comm. and Ind.)                           -                  -                  -                  -
  Bond Manager Fee (Capstead)                                         -                  -                  -                  -
  Excess Compensating Interest (Capstead)                      1,564.66          10,699.85           6,521.58           2,060.94
  Administrative Fee (Capstead)                                2,401.84           3,355.33           3,565.64           7,531.25
  Administrative Fee (Other)                                          -                  -                  -                  -
  Excess-Fees                                                         -                  -                  -                  -
  Special Hazard Insurance (Aetna Casualty)                    1,724.60           2,791.56           1,961.18           5,226.78
                                                         --------------    ---------------     --------------    ---------------
                                        Total Fees            25,699.32          63,541.82          37,764.83          70,109.74
  Servicing Fee                                               18,014.61          38,066.65          23,907.06          52,651.86
Interest on Accelerated Prepayments                                   -                  -                  -                  -
                                                         --------------    ---------------     --------------    ---------------
                         Total Interest Distribution        $410,305.51        $855,170.83        $592,696.50      $1,251,393.52
                                                         ==============    ===============     ==============    ===============

Loan Count                                                          222                517                295                591

Weighted Average Pass-Through Rate                          7.631128493         7.42345225        7.446114976        7.492855811



Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-DEC-96

Deal Reference                                             1996-C.1           1996-C.2             1996-C.3
                                                        --------------     ---------------      --------------
Beginning Security Balance                              $47,528,216.03     $124,465,357.61      $74,813,788.84
  Loans Repurchased                                                  -                   -                   -
  Scheduled Principal Distribution                           37,871.78          111,279.84           57,399.39
  Additional Principal Distribution                          53,649.31           71,867.36          109,526.88
  Liquidations Distribution                               1,196,012.79        8,556,533.37        3,138,014.62
  Accelerated Prepayments                                            -                   -                   -
  Adjustments (Cash)                                                 -                   -                   -
  Losses/Foreclosures                                                -                   -                   -
 Special Hazard Account                                              -                   -                   -
                                                        --------------     ---------------      --------------
                             Ending Security Balance    $46,240,682.15     $115,725,677.04      $71,508,847.95
                                                        ==============     ===============      ==============
Interest Distribution:
Due Certificate Holders                                 $   301,436.88     $    741,578.03      $   472,253.32
Compensating Interest                                                -            2,504.20                   -
Fees:
  Trustee Fee (Tx. Com. Bk.)                                    594.10            1,037.21              623.44
  Pool Insurance Premium (PMI Mtg. Ins.)                             -                   -                   -
  Pool Insurance (GE Mort. Ins.)                             13,688.13                   -                   -
  Pool Insurance (United Guaranty Ins.)                              -                   -           27,868.14
  Backup for Pool Insurance (Fin. Sec. Assur.)                       -                   -                   -
  Special Hazard Insurance (Comm. and Ind.)                          -                   -                   -
  Bond Manager Fee (Capstead)                                        -                   -                   -
  Excess Compensating Interest (Capstead)                     4,806.16                   -            5,466.36
  Administrative Fee (Capstead)                               2,376.49            2,592.99            3,058.73
  Administrative Fee (Other)                                         -                   -                   -
  Excess-Fees                                                        -                   -                   -
  Special Hazard Insurance (Aetna Casualty)                   1,089.19                   -            2,163.36
                                                        --------------     ---------------      --------------
                                        Total Fees           22,554.07            3,630.20           39,180.03
  Servicing Fee                                              14,852.52           33,360.81           23,379.29
Interest on Accelerated Prepayments                                  -                   -                   -
                                                        --------------     ---------------      --------------
                         Total Interest Distribution    $   338,843.47     $    781,073.24      $   534,812.64
                                                        ==============     ===============      ==============

Loan Count                                                         183                 448                 309

Weighted Average Pass-Through Rate                         7.610726558         7.173873061             7.57486
